Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Value Index Portfolio

Supplement dated July 13, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Value Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders. The Liquidation is subject to the approval of the shareholders of Maxim Value Index Portfolio.

The special shareholder meeting for shareholders to consider and vote on the proposed Liquidation, originally scheduled for June 26, 2006 and later adjourned until July 12, 2006, was adjourned until 3:00 P.M. Mountain Time on July 19, 2006 in order for Maxim Series Fund, Inc. to solicit additional votes with respect to the Liquidation.

If the Liquidation is approved by shareholders, shares of Maxim Value Index Portfolio will no longer be offered for sale, except in connection with the reinvestment of dividends, and Maxim Value Index Portfolio will no longer accept purchase orders, effective upon the close of the New York Stock Exchange on the date the Liquidation is approved by shareholders.

If approved by shareholders on July 19, 2006, the Liquidation is expected to be finalized on July 21, 2006. Upon completion of the Liquidation, Maxim Value Index Portfolio will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.